Exhibit 99.1

TXI REPORTS FIRST QUARTER RESULTS

September 28, 2006 – Dallas, Texas - Texas Industries, Inc. (NYSE-TXI) today reported net income of $29.4 million ($1.12 per share) for the quarter ended August 31, 2006.  The Company reported a net loss from continuing operations for the same period a year ago of $60.0 million ($2.63 per share).  Last year’s quarter included debt retirement costs and expenses related to the spin-off of TXI’s steel operations that, on an after-tax basis, equaled $73.4 million ($3.22 per share).

“Margins improved significantly compared to a year ago primarily as a result of increased product prices,” stated Mel Brekhus, Chief Executive Officer.  “We have also recently announced further cement price increases of $12 per ton for the Texas and California markets, effective January 1 and March 1, 2007, respectively.”

Realized cement and natural aggregate prices increased 15% compared to the same quarter a year ago while ready-mix concrete prices increased 10%.  Cement shipments increased 3% while natural aggregate and ready-mix concrete shipments declined 12% and 6%.  Extreme hot weather and water restrictions negatively impacted construction activity in north Texas during the summer.  The expiration of an agreement to supply stone to another supplier also reduced aggregate shipments compared to a year ago.  Energy costs across all operations were about even with those of a year ago.

Selling, general and administrative expenses declined $2.1 million and interest expense fell $3.7 million as a result of lower average debt levels and the capitalization of interest relating to the California cement plant modernization and expansion project.

“TXI’s California cement plant expansion continues to proceed on time and on budget,” continued Brekhus.  “The project will replace 1.3 million tons of older, less efficient cement capacity with 2.3 million tons of state-of-the-art highly efficient annual capacity.  The plant is expected to begin the commissioning process by late fall or early winter of 2007.  This project and other initiatives in Texas are expected to result in a 50% increase in cement capacity for the Company over the next four-to-five years.”

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A teleconference will be held today, September 28, 2006 at 1:00 p.m. Central Daylight Time to further discuss First Quarter results.  A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations and risks and uncertainties described in the Company’s reports on SEC Forms 10-K, 10-Q and 8-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended August 31,

In thousands except per share	2006	2005

NET SALES	$271,652	$241,884
Cost of products sold	205,338	194,221

GROSS PROFIT	66,314	47,663
Selling, general and administrative	21,058	23,228
Interest	5,542	9,264
Loss on debt retirements and spin-off charges	—	112,284
Other income	(3,551)	(4,141)

	23,049	140,635

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	43,265	(92,972)
Income taxes (benefit)	13,834	(32,948)

INCOME (LOSS) FROM CONTINUING OPERATIONS	29,431	(60,024)
Income from discontinued operations - net of income taxes	—	8,691

NET INCOME (LOSS)	$29,431	$(51,333)

Basic earnings (loss) per share
Income (loss) from continuing operations	$1.23	$(2.63)
Income from discontinued operations	—	.38

Net income (loss)	$1.23	$(2.25)

Diluted earnings (loss) per share
Income (loss) from continuing operations	$1.12	$(2.63)
Income from discontinued operations	—	.38

Net income (loss)	$1.12	$(2.25)

Average shares outstanding
Basic	23,959	22,822
Diluted	27,515	22,822

Cash dividends per share	$.075	$.075

Major product shipments
Cement (tons)	1,388	1,342
Stone, sand and gravel (tons)	6,461	7,313
Ready-mix concrete (cubic yards)	980	1,041
Major product prices
Cement ($/ton)	$94.48	$82.02
Stone, sand and gravel ($/ton)	6.61	5.73
Ready-mix concrete ($/cubic yard)	73.90	66.99

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Unaudited August 31,	May 31,

In thousands	2006	2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$66,300	$84,139
Short-term investments	39,122	50,606
Receivables – net	160,569	132,849
Inventories	101,330	102,052
Deferred income taxes and prepaid expenses	26,820	33,599

TOTAL CURRENT ASSETS	394,141	403,245
OTHER ASSETS
Goodwill	58,395	58,395
Real estate and investments	107,604	125,913
Deferred charges and intangibles	22,493	22,706

	188,492	207,014
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	129,643	128,056
Buildings	41,918	42,069
Machinery and equipment	691,431	688,255
Construction in progress	152,888	95,094

	1,015,880	953,474
Less depreciation and depletion	492,569	483,163

	523,311	470,311

	$1,105,944	$1,080,570

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$69,866	$63,581
Accrued interest, wages and other items	44,662	55,059
Current portion of long-term debt	680	681

TOTAL CURRENT LIABILITIES	115,208	119,321
LONG-TERM DEBT	251,507	251,505
CONVERTIBLE SUBORDINATED DEBENTURES	159,655	159,725
DEFERRED INCOME TAXES AND OTHER CREDITS	81,204	76,955
SHAREHOLDERS’ EQUITY
Common stock, $1 par value	25,864	25,863
Additional paid-in capital	335,741	334,054
Retained earnings	192,441	169,696
Cost of common stock in treasury	(51,220)	(52,093)
Pension liability adjustment	(4,456)	(4,456)

	498,370	473,064

	$1,105,944	$1,080,570

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended August 31,

In thousands	2006	2005

OPERATING ACTIVITIES
Net income (loss)	$29,431	$(51,333)
Adjustments to reconcile net income (loss) to cash provided by continuing operating activities
Income from discontinued operations	—	(8,691)
Loss on debt retirements	—	107,001
Gain on asset disposals	(490)	(355)
Depreciation, depletion and amortization	11,172	11,185
Deferred income taxes (benefit)	3,777	(31,832)
Stock-based compensation expense	554	4,714
Excess tax benefits from stock-based compensation	(881)	—
Other – net	(175)	283
Changes in operating assets and liabilities
Receivables – net	(6,218)	211
Inventories	722	(4,670)
Prepaid expenses	953	(956)
Accounts payable and accrued liabilities	(2,782)	(11,198)

Cash provided by continuing operating activities	36,063	14,359
Cash used by discontinued operating activities	—	(6,587)

Net cash provided by operating activities	36,063	7,772
INVESTING ACTIVITIES
Capital expenditures - expansions	(47,702)	(3,599)
Capital expenditures – other	(16,416)	(6,722)
Proceeds from asset disposals	987	817
Purchases of short-term investments	(8,500)	—
Sales of short-term investments	20,000	—
Investments in life insurance contracts	(2,402)	(1,028)
Other – net	297	1,605

Cash used by continuing investing activities	(53,736)	(8,927)
Cash used by discontinued investing activities	—	(2,712)

Net cash used by investing activities	(53,736)	(11,639)
FINANCING ACTIVITIES
Long-term borrowings	—	250,000
Debt retirements	(1)	(600,009)
Debt issuance costs	—	(7,051)
Debt retirement costs	—	(96,024)
Stock option exercises	752	3,853
Excess tax benefits from stock-based compensation	881	—
Common dividends paid	(1,798)	(1,711)

Cash used by continuing financing activities	(166)	(450,942)
Cash provided by discontinued financing activities	—	340,712

Net cash used by financing activities	(166)	(110,230)

Decrease in cash and cash equivalents	(17,839)	(114,097)
Cash and cash equivalents at beginning of period	84,139	251,600

Cash and cash equivalents at end of period	$66,300	$137,503

Texas Industries, Inc. Consolidated Statements of Operations In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	5,394	1,342	1,241	1,164	1,389	5,136	1,388				1,388
Aggregates (Thousands of Tons)	19,003	22,282	23,616	7,313	5,954	5,417	6,562	25,246	6,461				6,461
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	3,678	1,041	971	847	971	3,830	980				980
Price
Cement ($ per Ton)	68.90	68.48	75.05	82.02	84.94	89.62	92.00	87.14	94.48				94.47
Aggregates ($ per Ton)	5.55	5.43	5.68	5.73	5.85	6.40	6.42	6.08	6.61				6.61
Ready-mix ($ per Cubic Yard)	57.88	57.94	60.54	66.99	68.51	70.49	71.30	69.25	73.90				73.89
Net Sales
Cement	337,624	362,824	404,823	110,075	105,442	104,290	127,787	447,594	131,138				131,138
Aggregates	105,521	120,997	134,220	41,893	34,830	34,645	42,112	153,480	42,707				42,707
Ready-mix	203,349	206,394	222,680	69,753	66,536	59,732	69,233	265,254	72,422				72,422
Other	117,810	116,108	104,847	28,748	24,032	29,305	36,470	118,555	34,528				34,528
Interplant	(100,478)	(98,353)	(105,576)	(29,479)	(28,949)	(29,168)	(33,531)	(121,127)	(31,478)				(31,478)
Delivery Fees	54,292	59,209	73,809	20,894	18,873	17,959	22,440	80,166	22,335				22,335

Net Sales	718,118	767,179	834,803	241,884	220,764	216,763	264,511	943,922	271,652	—	—	—	271,652
Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	692,414	194,221	197,935	179,397	195,388	766,941	205,338				205,338
Selling, General and Administrative	70,666	74,814	78,434	23,228	14,832	20,487	30,116	88,663	21,058				21,058
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542				5,542
Loss on Debt Retirements and Spin-off Charges		12,302	894	112,284	107	—	856	113,247	—				—
Other Income	(4,762)	(40,482)	(22,727)	(4,141)	(8,161)	(5,274)	(29,694)	(47,270)	(3,551)				(3,551)

	677,468	708,083	772,548	334,856	212,564	201,950	203,366	952,736	228,387	—	—	—	228,387

Income from Continuing Operations Before Income Taxes	40,650	59,096	62,255	(92,972)	8,200	14,813	61,145	(8,814)	43,265	—	—	—	43,265
Income Taxes	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834				13,834

Income from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	—	—	—	29,431
Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	79,079	8,691	—	—	—	8,691					—

Income (Loss) before Accounting Change	(24,197)	37,899	124,523	(51,333)	6,194	11,311	41,930	8,102	29,431	—	—	—	29,431
Cumulative Effect of Accounting Change - net of Income Taxes	—	(1,551)	—	—	—	—	—	—	—	—	—	—	—

Net Income	(24,197)	36,348	124,523	(51,333)	6,194	11,311	41,930	8,102	29,431	—	—	—	29,431

Texas Industries, Inc. Consolidated Balance Sheets In $ Thousands

	5/31/2004	5/31/2005	8/31/2005	11/30/2005	2/28/2006	5/31/2006	8/31/2006

Cash	133,053	251,600	137,503	133,287	80,194	84,139	66,300
Short-term Investments	—	—	—	24,527	48,584	50,606	39,122
Accounts Receivable	108,364	117,363	117,817	105,329	110,019	132,849	160,569
Inventories	89,373	83,291	87,961	90,986	103,553	102,052	101,330
Deferred Income Taxes and Prepaid Expenses	31,553	28,754	30,072	29,295	26,946	33,599	26,820

Total Current Assets	362,343	481,008	373,353	383,424	369,296	403,245	394,141
Goodwill	61,307	61,307	61,307	61,307	59,911	58,395	58,395
Real Estate and Investments	42,430	100,200	100,597	102,746	104,508	125,913	107,604
Deferred Income Taxes, Intangibles and Other Charges	39,259	27,571	36,805	37,907	37,274	22,706	22,493
Net Assets of Discontinued Operations	798,353	836,100	—	—	—	—	—

	941,349	1,025,178	198,709	201,960	201,693	207,014	188,492
Property, Plant and Equipment	865,133	882,816	885,833	900,716	929,153	953,474	1,015,880
Accumulated Depreciation	452,324	470,163	474,458	483,279	490,132	483,163	492,569

Net Property, Plant and Equipment	412,809	412,653	411,375	417,437	439,021	470,311	523,311

Total Assets	1,716,501	1,918,839	983,437	1,002,821	1,010,010	1,080,570	1,105,944

Accounts Payable	53,497	58,022	66,396	69,343	75,111	63,581	69,866
Accrued Interest, Wages and Other Items	38,833	49,449	31,966	45,644	33,412	55,059	44,662
Current Portion of Long Term Debt	699	688	687	685	683	681	680

Total Current Liabilities	93,029	108,159	99,049	115,672	109,206	119,321	115,208
Long Term Debt	598,412	603,126	252,188	251,848	251,848	251,505	251,507
Convertible Subordinated Debentures	199,937	199,937	199,937	199,937	199,937	159,725	159,655
Deferred Income Taxes and Other Credits	63,139	80,050	63,961	58,551	61,079	76,955	81,204
Shareholders Equity	761,984	927,567	368,302	376,813	387,940	473,064	498,370

Total Liabilities and Shareholders Equity	1,716,501	1,918,839	983,437	1,002,821	1,010,010	1,080,570	1,105,944

Texas Industries, Inc. Consolidated Statements of Cash Flows In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	—	—	—	29,431
Adjustments to Reconcile Income from Continuing Operations to Cash Provided (Used) by Continuing Operating Activities
Loss on Debt Retirements	—	12,302	—	107,001	5	—	—	107,006	—				—
Loss (Gain) on Asset Disposals	687	(37,997)	(6,582)	(355)	(6,050)	(2,872)	(25,491)	(34,768)	(490)				(490)
Depreciation, Depletion and Amortization	49,196	47,409	46,474	11,185	11,134	11,054	11,582	44,955	11,172				11,172
Deferred Income Taxes (Benefit)	(27,726)	319	33,811	(31,832)	504	4,696	33,213	6,581	3,777				3,777
Income Tax Benefit from Stock Option Exercises	—	—	8,000	—	—	—	9,969	9,969	(881)				(881)
Other - Net	6,000	5,391	889	(161)	1,420	(269)	(3,389)	(2,399)	(167)				(167)
Changes in Operating Assets and Liabilities								—					—
Receivables Sold	(7,321)	(72,032)	—	—	—	—	—	—	—				—
Accounts Receivable - Net	(1,258)	1,052	(8,873)	211	11,746	(4,718)	(12,299)	(5,060)	(6,218)				(6,218)
Inventories	(1,635)	1,664	6,082	(4,670)	(3,025)	(12,567)	1,501	(18,761)	722				722
Prepaid Expenses	2,099	(5,744)	(1,680)	(791)	(21)	1,205	(330)	63	953				953
Accounts Payable and Accrued Liabilities	3,889	(3,011)	17,017	(11,198)	16,287	(5,601)	(11,643)	(12,155)	(2,782)				(2,782)
Other Credits	2,819	7,375	3,838	4,993	(3,831)	3,039	(1,674)	2,527	546				546

Cash Provided (Used) by Continuing Operations	53,915	(995)	144,420	14,359	34,363	5,278	43,369	97,369	36,063	—	—	—	36,063
Investing Activities
Capital Expenditures	(32,327)	(15,887)	(46,178)	(10,321)	(19,582)	(33,670)	(46,672)	(110,245)	(64,118)				(64,118)
Proceeds from Asset Disposals	11,258	47,243	7,136	817	9,612	4,080	8,598	23,107	987				987
Purchases of Short-term Investments - net					(24,527)	(23,973)	(2,000)	(50,500)	11,500				11,500
Investments in Insurance Contracts	(713)	(1,162)	(58,798)	(1,028)	(1,721)	(1,322)	(295)	(4,366)	(2,402)				(2,402)
Other - Net	2,961	(2,875)	(677)	1,605	(1,368)	(2,252)	2,627	612	297				297

Cash Provided (Used) by Investing Activities	(18,821)	27,319	(98,517)	(8,927)	(37,586)	(57,137)	(37,742)	(141,392)	(53,736)	—	—	—	(53,736)
Financing Activities
Long Term Borrowings	366,640	718,097	—	250,000	—	—	—	250,000	—				—
Debt Retirements	(371,344)	(592,398)	(699)	(600,009)	(342)	(2)	(347)	(600,700)	(1)				(1)
Debt Issuance Costs	(1,458)	(16,378)	(39)	(7,051)	(247)	(58)	(7)	(7,363)	—				—
Debt Retirement Costs		(8,605)	—	(96,024)	(5)		—	(96,029)	—				—
Interest Rate Swap Terminations		8,358	(6,315)	—	—		—	—	—				—
Stock Option Exercises	512	2,541	41,399	3,853	2,027	1,148	482	7,510	752				752
Common Dividends Paid	(6,315)	(6,336)	(6,643)	(1,711)	(1,729)	(1,732)	(1,736)	(6,908)	(1,798)				(1,798)
Other - Net	(1,961)	(26)	—	—	—	—		—	881				881

Cash Provided (Used) by Financing Activities	(13,926)	105,253	27,703	(450,942)	(296)	(644)	(1,608)	(453,490)	(166)	—	—	—	(166)

Net Cash Provided (Used) by Continuing Operations	21,168	131,577	73,606	(445,510)	(3,519)	(52,503)	4,019	(497,513)	(17,839)	—	—	—	(17,839)
DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	73,104	(6,587)	(527)	(590)	(74)	(7,778)					—
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(28,163)	(2,712)	(45)	—	—	(2,757)					—
Cash Used by Discontinued Financing Activities	(2,117)	—	—	340,712	(125)	—	—	340,587					—

Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	44,941	331,413	(697)	(590)	(74)	330,052	—	—	—	—	—

Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	118,547	(114,097)	(4,216)	(53,093)	3,945	(167,461)	(17,839)	—	—	—	(17,839)
Cash and Cash Equivalents at Beginning of Year	12,887	2,876	133,053	251,600	137,503	133,287	80,194	251,600	84,139	—	—	—	84,139

Cash and Cash Equivalents at End of Year	2,876	133,053	251,600	137,503	133,287	80,194	84,139	84,139	66,300	—	—	—	66,300

Texas Industries, Inc. Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	—	—	—	29,431
Plus (minus):
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	—	—	—	5,542
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	—	—	—	13,834
Depreciation, Depletion & Amortization	49,196	47,409	46,474	11,185	11,134	11,054	11,582	44,955	11,172	—	—	—	11,172
Loss on Early Retirement of Debt and Spin-off Charges	—	12,302	894	112,284	107	—	856	113,247	—	—	—	—	—

EBITDA	104,673	142,909	133,156	39,761	27,292	33,207	80,283	180,543	59,979	—	—	—	59,979

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	144,420	14,359	34,363	5,278	43,369	97,369	36,063	—	—	—	36,063
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(16,384)	11,455	(21,156)	18,642	24,445	33,386	6,779	—	—	—	6,779
Deferred Taxes (Benefit)	27,726	(319)	(33,811)	31,832	(504)	(4,696)	(33,213)	(6,581)	(3,777)	—	—	—	(3,777)
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	—	—	—	13,834
Income Tax Benefit from Stock Option Exercises	—	—	(8,000)	—	—	—	(9,969)	(9,969)	881	—	—	—	881
Loss (Gain) on Disposal of Assets	(687)	37,997	6,582	355	6,050	2,872	25,491	34,768	490	—	—	—	490
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	—	—	—	5,542
Spin-off Charges	—	—	894	5,283	102	—	856	6,241	—	—	—	—	—
Other - net	(6,000)	(5,391)	(889)	161	(1,420)	269	3,389	2,399	167	—	—	—	167

EBITDA	104,673	142,909	133,156	39,761	27,292	33,207	80,283	180,543	59,979	—	—	—	59,979

Texas Industries, Inc. Business Segment Summary $ Thousands

	Three Months Ended August 31,

	2006	2005

Net Sales
Cement	137,690	116,202
Aggregates*	75,895	67,643
Consumer Products**	89,545	87,518
Eliminations	(31,478)	(29,479)

Total Net Sales	271,652	241,884
Segment Operating Profit
Cement	40,134	26,341
Aggregates	12,582	7,907
Consumer Products	3,641	4,236
Unallocated Overhead and Other Income - net	(1,911)	(2,393)

Total Segment Operating Profit	54,446	36,091
Corporate
Selling, General and Administrative Expense	(7,747)	(10,881)
Interest	(5,542)	(9,264)
Loss on Debt Retirements and Spin-off Charges	—	(112,284)
Other Income	2,108	3,366

Income (Loss) from Continuing Operations before Income Taxes	43,265	(92,972)

Shipments
Cement (tons)	1,388	1,342
Stone, Sand and Gravel (tons)	6,461	7,313
Ready-mix Concrete (cubic yards)	980	1,041
Realized Prices
Cement ($/ton)	94.48	82.02
Stone, Sand and Gravel ($/ton)	6.61	5.73
Ready-mix Concrete ($/cubic yard)	73.90	66.99

*	Aggregate net sales include both stone, sand and gravel and expanded shale and clay product sales.
**	Consumer Product net sales include both ready-mix concrete and package product sales.